EXHIBIT 10.1

Bank of America

AMENDMENT NO. 1 TO LOAN AGREEMENT

This Amendment No. 1 (the "Amendment") dated as of March 29, 2011, is between Bank of America, N.A. (the "Bank") and Brekford Corp. (the "Borrower").

RECITALS

A. The Bank and the Borrower entered into a certain Loan Agreement dated as of November 4, 2010 (together with any previous amendments, the "Agreement").

B. The Bank and the Borrower desire to amend the Agreement **effective as of April 29, 2011**.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2. Amendments. The Agreement is hereby amended as follows:

2.1 In Paragraph 1.2, the date "April 29, 2011" is changed to "October 31, 2011".

2.2 Paragraph 1.5 (a) is hereby amended to read in its entirety as follows:

1.5 (a) The interest rate is a rate per year equal to the BBA LIBOR Daily Floating Rate plus 5.25 percentage point(s).

2.3 Paragraph 7.2 is hereby amended to read in its entirety as follows:

7.2 Financial Information. To provide the following financial information and statements in form and content acceptable to the Bank, and such additional information as requested by the Bank from time to time. The Bank reserves the right, upon written notice to the Borrower, to require the Borrower to deliver financial information and statements to the Bank more frequently than otherwise provided below, and to use such additional information and statements to measure any applicable financial covenants in this Agreement.

(a) Within 120 days of Borrower's fiscal year end:

(i) The annual financial statements of Borrower, certified and dated by an authorized financial officer. These financial statements must be reviewed by a Certified Public Accountant acceptable to the Bank.

(ii) A properly completed personal financial statement of Scott D. Rutherford and Chandra B. Brechin on the Bank's form with all questions fully answered and all schedules completed in their entirety, including all requested income/expense information, contingent liabilities disclosure; provided that, if the party providing the financial information uses his/her own automated financial statement, they may supplement the statement with supporting schedules, certifications or other details so that all information requested on the Bank's financial statement form is provided in lieu of using such form.

Ref #: 1000532826 : - Brekford Corp.
Amendment to Loan Agreement

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(iii) Copies of the federal income tax return of Scott D. Rutherford and Chandra B. Brechin and, if requested by the Bank, copies of any extensions of the filing date

(iv) Debt Schedule of borrower.

(v) A detailed aging of Borrower's receivables by invoice or a summary aging by account debtor, as specified by Lender.

(b) Within 30 days of Borrower's fiscal year end:

(i) The semi-annual financial statements of Borrower, certified and dated by an authorized financial officer. These financial statements may be company-prepared.

3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers.

4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

4.1 If the Borrower or any guarantor is anything other than a natural person, evidence that the execution, delivery, and performance by the Borrower and/or such guarantor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

4.2 Payment by the Borrower of a loan fee in the amount of Two Thousand Five Hundred and 00/100 Dollars ($2,500.00).

5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

Ref #: 1000632826 : - Bickford Corp.
Amendment to Loan Agreement

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The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.

Bank of America, N.A.

By:/s/illegible
Authorized Signer, Officer

BORROWER(S):

Brekford Corp.

By:/s/ C. Brechin
Chandra B. Brechin, Chief Executive Officer

By:/s/ Scott Rutherford
Scott D. Rutherford, President